As filed with the Securities and Exchange Commission on January 26, 1998.

                        File No. 333-41921

                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                POST-EFFECTIVE AMENDMENT NO. 1 TO

                             FORM S-8
                      REGISTRATION STATEMENT
                              UNDER
                    THE SECURITIES ACT OF 1933

               INDUSTRIAL DISTRIBUTION GROUP, INC.
        --------------------------------------------------
        (Exact Name of Issuer as Specified in its Charter)


            Delaware                                     58-2299339
-------------------------------                    ----------------------
(State or Other Jurisdiction of                       (I.R.S. Employer
Incorporation or Organization)                     Identification Number)


                           2500 Royal Place
                         Tucker, Georgia 30084
                            (770) 243-9000
----------------------------------------------------------------------
(Address and Telephone Number of Issuer's Principal Executive Offices)


   Industrial Distribution Group, Inc. Amended and Restated Employee
                          Stock Purchase Plan
   -----------------------------------------------------------------
                       (Full Title of the Plans)

                           Martin S. Pinson
                 Chairman and Chief Executive Officer
                           2500 Royal Place
                         Tucker, Georgia 30084
                            (770) 243-9000
       ---------------------------------------------------------
       (Name, Address and Telephone Number, Including Area Code,
                     of Agent for Service)

                               Copies to:
                          W. Randy Eaddy, Esq.
                        KILPATRICK STOCKTON LLP
                      1100 Peachtree Street, N.E.
                      Atlanta, Georgia 30309-4530
                             (404) 815-6500

ITEM 8.   EXHIBITS

          The exhibits included as part of this Registration
          Statement are as follows:

Exhibit Number                Description
--------------                -----------

4**                           Industrial Distribution Group, Inc.
                              Amended and Restated Employee Stock
                              Purchase Plan

5*                            Opinion and Consent of Kilpatrick
                              Stockton LLP, counsel to the
                              Registrant

23.1*                         Consent of Arthur Andersen LLP

23.2*                         Consent of Miller & Co. LLP

23.3*                         Consent of Schenck & Associates, SC

23.4*                         Consent of Baird, Kurtz & Dobson



** Because of technical changes made to the exhibit initially filed on December 10, 1997, a new exhibit is being added to supersede the previous one.
*  Previously filed.

                            SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on an amendment to Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on January 23, 1998.


                         INDUSTRIAL DISTRIBUTION GROUP, INC.


                         By:      *
                             ------------------------------------
                             Martin S. Pinson
                             Chairman and Chief Executive Officer


     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on January 23, 1998.

*                                     Chief Executive Officer and Chairman
---------------------------           of the Board of Directors (Principal
MARTIN S. PINSON                      Executive Officer)

*                                     Vice Chairman, Chief Financial
---------------------------           Officer, Secretary and Director
JACK P. HEALEY                        (Principal Financial and Accounting
                                      Officer)

*                                     Director
---------------------------
DAVID K. BARTH

*                                     Director
---------------------------
WILLIAM J. BURKLAND

*                                     Director
---------------------------
WILLIAM R. FENOGLIO

*                                     Director
---------------------------
WILLIAM T. PARR

*                                     Director
---------------------------
GEORGE L. SACHS, JR.

*                                     Director
---------------------------
RICHARD M. SEIGEL

*                                     Director
---------------------------
ANDREW B. SHEARER


/s/  Douglass C. Smith                Director
---------------------------
DOUGLASS C. SMITH




*/s/ Douglass C. Smith
---------------------------
By: Douglass C. Smith as
Attorney in-fact

                          EXHIBIT INDEX
                                TO
      REGISTRATION STATEMENT ON AMENDMENT NO. 1 TO FORM S-8



Exhibit Number                Description
--------------                -----------

4                             Industrial Distribution Group, Inc.
                              Amended and Restated Employee Stock
                              Purchase Plan